UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 25, 2004
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


                            HEADWATERS INCORPORATED
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                        0-27808                87-0547337
 -------------------------------   ------------------------  -------------------
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


                   10653 South River Front Parkway, Suite 300
                             South Jordan, UT 84095
                   -----------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (801) 984-9400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. Words such as "expects," "anticipates," "targets," "goals," "projects," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking. For a discussion of the factors that could cause actual results to differ from expectations, please see the captions entitled "Forward-looking Statements" and "Risk Factors" in Item 7 of our Form 10-K for the year ended September 30, 2003. There can be no assurance that our results of operations will not be adversely affected by such factors. Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Item 5: Other Events and Regulation FD Disclosure.

On March 25, 2004, we issued a press release announcing the execution of a commitment letter with Bank One to provide for the refinancing of Headwaters' senior secured credit facilities. A copy of the press release is attached hereto as Exhibit 99.

On March 26, 2004, we issued a press release announcing the recognition in the March 2004 quarter of revenues relating to certain funds previously deposited in an escrow account. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7: Financial Statements and Exhibits.

         (c) Exhibits. The following exhibits are included herewith:

                  99 Press Release dated March 25, 2004: Headwaters Incorporated Refinances its Senior Secured Credit Facility

                  99.1 Press Release dated March 26, 2004: Headwaters Incorporated Announces Recognition of Escrowed Funds

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  HEADWATERS INCORPORATED
                                                  Registrant


Date: March 30, 2004                              /s/ Kirk A. Benson
                                                 -------------------------------
                                                  Kirk A. Benson
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)

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